UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2011

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas  75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Effective June 9, 2011, Mannatech, Incorporated (“Mannatech”) promoted Alfredo Bala to executive vice president, sales and Ronald Norman to senior vice president, international.

Mr. Bala has been with Mannatech since 2007 and previously held the post of Senior Vice President of Global Sales. Mr. Bala will assume primary responsibility for Mannatech’s sales activity in North America, including Mexico, Canada and the United States.

Mr. Norman has been with Mannatech since 1996.  He has been instrumental in opening each of the 16 international markets in which Mannatech operates.  Mr. Norman also has a background in tax and accounting and is a CPA.

A copy of the Company’s press release announcing these promotions is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
99.1*	Press Release dated June 13, 2011 entitled “Mannatech Announces Executive Promotions”

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: June 14, 2011	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press Release dated June 13, 2011 entitled “Mannatech Announces Executive Promotions”

*Filed herewith.